UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2026

DOUGLAS ELLIMAN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41054			87-2176850
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on November 14, 2025, a Verified Stockholder Derivative Complaint, Barbara Strougo derivatively on behalf of Douglas Elliman, Inc. vs. Howard M. Lorber, et al. (the “Strougo Litigation”), was filed in the Court of Chancery of the State of Delaware (the “Court”) on behalf of Douglas Elliman Inc. (the “Company”), as nominal defendant, against certain of the Company’s current and former directors and officers (the “Individual Defendants”). The complaint alleged breach-of-fiduciary duty claims against the Individual Defendants. The parties to the Strougo Litigation reached an agreement to settle the litigation on the terms and conditions set forth in a Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”) that was filed with the Court on February 19, 2026. The Stipulation provides for the final dismissal of the Strougo Litigation in exchange for (i) a settlement payment to the Company of $17,500,000, subject to reductions for attorneys’ fees and expenses in an amount to be determined by the Court, and (ii) the implementation by the Company of certain corporate-governance enhancements and reforms. Certain of the Company’s insurers have agreed to fund the settlement. The settlement remains subject to final Court approval.

On April 20, 2026, the Court entered a scheduling order, which provides that the Court will hold a settlement fairness hearing on June 29, 2026 at 1:30 p.m., either in person at the Court of Chancery of the State of Delaware, 500 North King Street, Wilmington, Delaware, 19801, or remotely by telephone or video conference (in the discretion of the Court).

The Notice of Pendency and Proposed Settlement of Action and Stipulation are available for review on the Company’s investor relations website at https://investors.elliman.com/stock-info/legal-notices.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Executive Vice President, Treasurer and Chief Financial Officer
Date: April 24, 2026